===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 30, 2003
                (Date of Earliest Event Reported: July 30, 2003)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                      1-14365                76-0568816
(State or other jurisdiction    (Commission File Number)    ( I.R.S. Employer
     of incorporation)                                      Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

===============================================================================

Item 5.       Other Events

              As discussed in our 2002 Annual Report on Form 10-K, as of December 31, 2002, we maintained a 45 percent investment in Companias Asociadas Petroleras Sociedad Anonima (CAPSA), an Argentine company. CAPSA owns a 60 percent interest in CAPEX S.A., a publicly traded oil and gas company also in Argentina. During the first quarter of 2002, due to a deterioration of the Argentine economy, we recorded an impairment charge of approximately $262 million representing the full value of our investment. In June of 2003, we completed the sale of the investment to our partner in the project for approximately $24 million.

              CAPSA and CAPEX use a fiscal year that ends on April 30. At the time we completed our 2002 Annual Report on Form 10-K, financial information related to our investment in CAPSA/CAPEX was not available for their fiscal year ended April 30, 2003. This financial information has now been received and is summarized below. This information is stated in U.S. Dollars, is unaudited, has been prepared as of and for the year ended April 30, 2003 and has been prepared using accounting principles that are generally accepted in Argentina. Primary differences between financial information prepared under that basis of accounting versus accounting principles generally accepted in the United States are the accounting for asset impairments, accounting for foreign currency exchange transactions, inflation accounting and accounting for income taxes, all of which could have a significant impact on the information presented below. In addition, the financial information presented below represents our proportionate share of CAPSA's assets, liabilities, equity and operating results based on our ownership interest in the investment.

              Financial Position Data (In millions):
                  Current Assets..........................................$ 24
                  Non-current assets...................................... 263
                  Current liabilities..................................... 142
                  Non-current liabilities.................................  49
                  Minority Interests......................................  18
                  Equity in net assets....................................  78

              Operating Results Data:
                  Operating revenue.......................................$ 85
                  Operating expenses...................................... (56)
                  Income from continuing operations.......................  21
                  Net Income..............................................  19

Item 7.       Financial Statements and Exhibits

              None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EL PASO CORPORATION



                                       By: /s/ Jeffrey I. Beason
                                           ------------------------------------
                                                   Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)

Date:  July 30, 2003


                                      -3-